EXHIBIT 99.1

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Morgan Stanley                                                  February 2, 2005
Securitized Products Group
                            [LOGO of Morgan Stanley]

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                             Computational Materials


                                  $662,528,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2005-NC1


                       Mortgage Pass-Through Certificates


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1

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Morgan Stanley                                                  February 2, 2005
Securitized Products Group
                            [LOGO of Morgan Stanley]

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2
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Morgan Stanley                                                  February 2, 2005
Securitized Products Group
                            [LOGO of Morgan Stanley]

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                           Approximately $662,528,000
               Morgan Stanley ABS Capital I Inc., Series 2005-NC1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                             Chase Home Finance LLC
                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights
                             ----------------------

-------- ------------ ------------ ----------------- ------------- ------------- -------------------- -------------- ------------
                                                                     Modified
                                   Expected Ratings   Avg Life to  Duration To    Payment Window To      Initial
Offered                               (S&P/Fitch/       Call /        Call /          Call / Mty      Subordination
Classes  Description   Balance(4)      Moody's)        Mty(1)(2)   Mty(1)(2)(3)     (Months)(1)(2)        Level       Benchmark
======== ============ ============ ================= ============= ============= ==================== ============== ============
 A-1ss   Not Offered  427,202,000     AAA/AAA/Aaa     2.50 / 2.72          ***Not Offered***             18.30%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
 A-1mz     Floater     58,255,000      -/AAA/Aaa      2.50 / 2.72   2.34 / 2.52    1 - 88 / 1 - 197      18.30%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  A-2a   Not Offered  366,000,000     AAA/AAA/Aaa     0.97 / 0.97   0.95 / 0.95     1 - 24 / 1 - 24      18.30%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  A-2b     Floater    170,000,000     AAA/AAA/Aaa     2.99 / 2.99   2.86 / 2.86    24 - 56 / 24 - 56     18.30%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  A-2c     Floater    117,449,000     AAA/AAA/Aaa     6.47 / 7.67   5.88 / 6.78   56 - 88 / 56 - 195     18.30%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
 A-2mz     Floater     89,107,000      -/AAA/Aaa      2.48 / 2.70   2.33 / 2.50    1 - 88 / 1 - 195      18.30%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  M-1      Floater     46,596,000     AA/AA+/Aa1      5.00 / 5.53   4.60 / 5.00   41 - 88 / 41 - 161     15.20%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  M-2      Floater     30,813,000      AA/AA/Aa2      4.97 / 5.48   4.57 / 4.95   40 - 88 / 40 - 154     13.15%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  M-3      Floater     21,794,000     AA-/AA-/Aa3     4.96 / 5.45   4.55 / 4.92   40 - 88 / 40 - 149     11.70%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  M-4      Floater     34,571,000      A+/A+/A1       4.94 / 5.41   4.51 / 4.86   39 - 88 / 39 - 145      9.40%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  M-5      Floater     22,546,000       A/A/A2        4.93 / 5.37   4.50 / 4.83   38 - 88 / 38 - 137      7.90%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  M-6      Floater     15,783,000      A-/A-/A3       4.91 / 5.32   4.48 / 4.78   38 - 88 / 38 - 130      6.85%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  B-1      Floater     23,297,000   BBB+/BBB+/Baa1    4.91 / 5.27   4.42 / 4.68   38 - 88 / 38 - 125      5.30%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  B-2      Floater     12,777,000    BBB/BBB/Baa2     4.91 / 5.21   4.40 / 4.62   37 - 88 / 37 - 116      4.45%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------
  B-3      Floater     19,540,000   BBB-/BBB-/Baa3    4.89 / 5.10   4.29 / 4.44   37 - 88 / 37 - 109      3.15%      1 Mo. LIBOR
-------- ------------ ------------ ----------------- ------------- -------------- ------------------- -------------- ------------

Notes:  (1)     Certificates are priced to the 10% optional clean-up call.
-----   (2)     Based on the pricing prepayment speed. See details below.
        (3)     Assumes pricing at par.
        (4)     Bond sizes subject to a variance of plus or minus 5%.

      Issuer:          Morgan Stanley ABS Capital I Inc. Trust 2005-NC1.

      Depositor:       Morgan Stanley ABS Capital I Inc.

      Originator:      NC Capital Corporation.

      Servicer:        HomEq Servicing Corp. (98.9%) and Chase Home Finance LLC
                       (1.1%)

      Trustee:         Deutsche Bank National Trust Company.

      Managers:        Morgan Stanley (lead manager), Blaylock & Partners L.P.
                       and Utendahl Capital Partners, L.P.

      Rating Agencies: Standard & Poor's, Fitch Ratings and Moody's Investors
                       Service.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3
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Offered Certificates:            The Class A-1mz, A-2b, A-2c, A-2mz, M-1, M-2,
                                 M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                 Certificates.

Class A Certificates:            The Class A-1ss, A-1mz, A-2a, A-2b, A-2c and
                                 A-2mz Certificates.

Group I Class A Certificates:    The Class A-1ss and Class A-1mz Certificates.

Group II Class A Certificates:   The Class A-2a, Class A-2b, Class A-2c and
                                 Class A-2mz Certificates.

Group II Class A Sequential      The Class A-2a, Class A-2b and Class A-2c
Certificates:                    Certificates.


Class A Certificate Group:       The Group I Class A Certificates and Group II
                                 Class A Certificates, as applicable.

Expected Closing Date:           February 25, 2005 through DTC and Euroclear or
                                 Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                    February 1, 2005

Distribution Dates:              The 25th of each month, or if such day is not a
                                 business day, on the next business day,
                                 beginning March 25, 2005.

Final Scheduled Distribution     For the Class A-2a Certificates, the
Date:                            Distribution Date occurring in February 2014,
                                 and for all other Offered Certificates, the Distribution Date occurring in January 2035.

Minimum Denomination:            The Offered Certificates will be issued and
                                 available in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:                      For any Distribution Date, the calendar month
                                 preceding the month in which that Distribution
                                 Date occurs.

Interest Accrual Period:         The interest accrual period for the Offered
                                 Certificates with respect to any Distribution
                                 Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                 Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                  The Trust will consist of two groups of
                                 adjustable and fixed rate sub-prime
                                 residential, first-lien mortgage loans.

Group I Mortgage Loans:          Approximately $594.2 million of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac and Fannie Mae.

Group II Mortgage Loans:         Approximately $908.9 million of Mortgage Loans
                                 that predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac and Fannie Mae.

Pricing Prepayment Speed:        o          Fixed Rate Mortgage Loans: CPR
                                            starting at approximately 4% CPR in
                                            month 1 and increasing to 23% CPR in
                                            month 16 (19%/15 increase for each
                                            month), and remaining at 23% CPR
                                            thereafter

                                 o          ARM Mortgage Loans: 28% CPR

Credit Enhancement:              The Offered Certificates are credit enhanced
                                 by:

                                 1)  Net monthly excess cashflow from the
                                     Mortgage Loans,

                                 2)  3.15% overcollateralization (funded
                                     upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal the lesser of (i) the initial overcollateralization amount and (ii) 6.30% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                                 3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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Senior Enhancement Percentage:   For any Distribution Date, the percentage
                                 obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the
                                 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:                  The later to occur of:

                                 (x)  The earlier of:

                                        (a) The Distribution Date occurring in
                                            March 2008; and

                                        (b) The Distribution Date on which the
                                            aggregate balance of the Class A
                                            Certificates is reduced to zero; and

                                 (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 36.60%.

Trigger Event:                   Either a Delinquency Trigger Event or a
                                 Cumulative Loss Trigger Event.

Delinquency Trigger Event:       A Delinquency Trigger Event is in effect on any
                                 Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds
                                 [42%] of the prior period's Senior Enhancement
                                 Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger Event:   A Cumulative Loss Trigger Event is in effect on
                                 any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                                 Prepayment Period divided by the aggregate
                                 Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                 Months 37- 48          [2.75%] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.25%] for each month
                                                        thereafter (e.g.,
                                                        [3.375%] in Month 43)

                                 Months 49- 60          [4.00%] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.25%] for each month
                                                        thereafter (e.g.,
                                                        [4.625%] in Month 55)

                                 Months 61- 72          [5.25%] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [0.75%] for each month
                                                        thereafter (e.g.,
                                                        [5.625%] in Month 67)

                                 Months 73- thereafter  [6.00%]

Sequential Trigger Event:        A Sequential Trigger Event is in effect on any
                                 Distribution Date if, before the 37th
                                 Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                                 Period divided by the aggregate Stated
                                 Principal Balance of the mortgage loans as of the cut-off date exceeds [2.75%], or if, on or after the 37th Distribution Date, a Trigger
                                 Event is in effect.

Initial Subordination            Class A:              18.30%
Percentage:
                                 Class M-1:            15.20%

                                 Class M-2:            13.15%

                                 Class M-3:            11.70%

                                 Class M-4:             9.40%

                                 Class M-5:             7.90%

                                 Class M-6:             6.85%

                                 Class B-1:             5.30%

                                 Class B-2:             4.45%

                                 Class B-3:             3.15%

Optional Clean-up Call:          When the current aggregate principal balance of
                                 the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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Step-up Coupons:                 For all Offered Certificates the coupon will
                                 increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Group I Class A Certificates
Pass-Through Rate:               The Class A-1ss and A-1mz Certificates will
                                 accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                                 (ii) the Loan Group I Cap and (iii) the WAC
                                 Cap.

Group II Class A Certificates
Pass-Through Rate:               The Class A-2a, A-2b, A-2c and A-2mz
                                 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable), (ii) the Loan
                                 Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-2 Pass-Through Rate:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-3 Pass-Through Rate:     The Class M-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-4 Pass-Through Rate:     The Class M-4 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-5 Pass-Through Rate:     The Class M-5 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-6 Pass-Through Rate:     The Class M-6 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-1 Pass-Through Rate:     The Class B-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-2 Pass-Through Rate:     The Class B-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-3 Pass-Through Rate:     The Class B-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

WAC Cap: For any distribution date, the product of (i) the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                For any distribution date, the product of (i)
                                 the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:               For any distribution date, the product of (i)
                                 the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 6

Group I Class A Basis Risk
Carry Forward Amount:            As to any Distribution Date, the supplemental
                                 interest amount for the Group I Class A
                                 Certificates will equal the sum of:

                                 (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group I Class A Certificates Pass-Through Rate
                                            (without regard to the Loan Group I
                                            Cap or WAC Cap) over interest due
                                            such Certificates at a rate equal to
                                            the lesser of the Loan Group I Cap
                                            or WAC Cap;
                                 (ii) Any Group I Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
                                 (iii)      Interest on the amount in clause
                                            (ii) at the related certificate's
                                            applicable Pass-Through Rate
                                            (without regard to the Loan Group I
                                            Cap or WAC Cap).

Group II Class A Basis Risk      As to any Distribution Date, the supplemental
Carry Forward Amount:            interest amount for each of the Group II Class
                                 A Certificates will equal the sum of:

                                 (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group II Class A Certificates Pass-Through Rates
                                            (without regard to the Loan Group II
                                            Cap or WAC Cap) over interest due
                                            such Certificates at a rate equal to
                                            the lesser of the Loan Group II Cap
                                            or WAC Cap;
                                 (ii)       Any Group II Class A Basis Risk
                                            Carry Forward Amount remaining
                                            unpaid from prior Distribution
                                            Dates; and
                                 (iii)      Interest on the amount in clause
                                            (ii) at the related certificate's
                                            applicable Pass-Through Rate
                                            (without regard to the Loan Group II
                                            Cap or WAC Cap).

Class M-1, M-2, M-3,             As to any Distribution Date, the
M-4, M-5, M-6, B-1, B-2          supplemental interest amount for each of the
and B-3 Basis Risk Carry         Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2
Forward Amounts:                 and B-3 Certificates will equal the sum of:

                                 (i) The excess, if any, of interest that would otherwise be due on such Certificates at such and B-3 Basis Risk Carry Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due Forward Amounts: such Certificates at a rate equal to the WAC Cap;

                                 (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior
                                            Distribution Dates; and

                                 (iii)      Interest on the amount in clause
                                            (ii) at the Certificates' applicable
                                            Pass-Through Rate (without regard to
                                            the WAC Cap).

Interest Distributions on
Offered Certificates:            On each Distribution Date and after payments of
                                 servicing and trustee fees and other expenses, interest distributions from the Interest
                                 Remittance Amount will be allocated as follows:

                                 (i)        The portion of the Interest
                                            Remittance Amount attributable to
                                            the Group I Mortgage Loans will be
                                            allocated according to the related
                                            Accrued Certificate Interest and any
                                            unpaid interest shortfall amounts
                                            for such class, as applicable,
                                            first, pro rata to the Group I Class
                                            A Certificates and second, pro rata
                                            to the Group II Class A
                                            Certificates;
                                 (ii)       The portion of the Interest
                                            Remittance Amount attributable to
                                            the Group II Mortgage Loans will be
                                            allocated according to the related
                                            Accrued Certificate Interest and any
                                            unpaid interest shortfall amounts
                                            for such class, as applicable,
                                            first, pro rata to the Group II
                                            Class A Certificates and second, pro
                                            rata to the Group I Class A
                                            Certificates;
                                 (iii) To the Class M-1 Certificates, its Accrued Certificate Interest;
                                 (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;
                                 (v) To the Class M-3 Certificates, its Accrued Certificate Interest;
                                 (vi) To the Class M-4 Certificates, its Accrued Certificate Interest;
                                 (vii) To the Class M-5 Certificates, its Accrued Certificate Interest;
                                 (viii) To the Class M-6 Certificates, its Accrued Certificate Interest;
                                 (ix) To the Class B-1 Certificates, its Accrued Certificate Interest;
                                 (x) To the Class B-2 Certificates, its Accrued Certificate Interest; and
                                 (xi) To the Class B-3 Certificates, its Accrued Certificate Interest.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Principal Distributions on
Offered Certificates:            On each Distribution Date (a) prior to the
                                 Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)        to the Class A Certificates,
                                            allocated between the Class A
                                            Certificates as described below,
                                            until the Certificate Principal
                                            Balances thereof have been reduced
                                            to zero;

                                 (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vii) to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (viii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (ix) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                 (x) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)        to the Class A Certificates, the
                                            lesser of the Principal Distribution
                                            Amount and the Class A Principal
                                            Distribution Amount, allocated
                                            between the Class A Certificates as
                                            described below, until the
                                            Certificate Principal Balances
                                            thereof have been reduced to zero;

                                 (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                                 (x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal Allocation:    Except as described below, the Group II Class A
                                 Sequential Certificates will receive principal sequentially; the Class A-2b Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2a
                                 Certificates has been reduced to zero, and the Class A-2c Certificates will not receive principal distributions until the Certificate
                                 Principal Balance of the Class A-2b
                                 Certificates has been reduced to zero.

                                 All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                                 However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                                 Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1ss Certificates and the Class A-1mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1ss Certificates until their Class Certificate balance has been reduced to zero, and then, to the Class A-1mz Certificates until their Class Certificate balance has been reduced to zero.

                                 Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Group II Class A Sequential Certificates and the Class A-2mz Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Group II Class A Sequential Certificates until their Class Certificate balance has been reduced to zero, and then, to the Class A-2mz Certificates until their Class Certificate balance has been reduced to zero. If a Class A-2a Accelerated Amortization Event is in effect, all principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class A-2a Certificates, until their Class Certificate Balance has been reduced to zero, and then pro rata between the remaining Group II Class A Sequential Certificates and the Class A-2mz Certificates with the exception that, if a Sequential Trigger Event is also in effect, principal distributions allocated to the Group II Class A Certificates will be distributed sequentially to the Group II Class A Sequential Certificates, and then to the Class A-2mz Certificates.

                                 Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-2a Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2b Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2c Certificates, until their Class Certificate Balance has been reduced to zero.

                                 Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed first, on a pro rata basis, to the Group II Class A Sequential Certificates, and, second, to the Class A-2mz Certificates, with the exception that if a Class A-2a Accelerated Amortization Event is also in effect, principal distributions to the Group II Class A Sequential Certificates will be sequential to the Class A-2a Certificates and then pro rata between the Class A-2b and Class A-2c Certificates..


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Group I Class A Interest Rate
Rate Cap:                        Beginning on the first Distribution Date, and
                                 for a period of 32 months thereafter, an Interest Cap will be entered into by the Trust for the benefit of the Group I Class A
                                 Certificates.

                                 For its duration, the Group I Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group I Class A Interest Rate Cap Notional Balance ("the Group I Class A Interest Rate Cap Payment") as described on the schedule herein.

Group I Class A Interest Rate
Cap Payment Allocation:          The Group I Class A Interest Rate Cap Payment
                                 shall be available to pay any Basis Risk Carry
                                 Forward Amount due to the Class A-1ss and A-1mz
                                 Certificates on a pro rata basis.

Class A-2b, A-2c and A-2mz
Interest Rate Cap:               Beginning on the first Distribution Date, and
                                 for a period of 32 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class A-2b, A-2c and A-2mz Certificates.

                                 For its duration, the Class A-2b, A-2c and A-2mz Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2b, A-2c and A-2mz Interest Rate Cap Notional Balance ("the Class A-2b, A-2c and A-2mz Interest Rate Cap Payment") as described on the schedule herein.

Class A-2b, A-2c and A-2mz
Interest Rate Cap Payment
Allocation:                      The Class A-2b, A-2c and A-2mz Interest Rate
                                 Cap Payment shall be available to pay any Basis
                                 Risk Carry Forward Amount due to the Class
                                 A-2b, A-2c and A-2mz Certificates on a pro rata basis.

Class M Interest Rate Cap:       Beginning on the first Distribution Date, and
                                 for a period of 38 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M
                                 Certificates.

                                 For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                                 (ii) the Class M Interest Rate Cap Notional
                                 Balance ("the Class M Interest Rate Cap
                                 Payment") as described on the schedule herein.

Class M Interest Rate Cap
Payment Allocation:              The Class M Interest Rate Cap Payment shall be
                                 available to pay any Basis Risk Carry Forward
                                 Amount due to the Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5 and Class M-6
                                 Certificates on a pro rata basis.

Class B Interest Rate Cap:       Beginning on the first Distribution Date, and
                                 for a period of 38 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B
                                 Certificates.

                                 For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                                 (ii) the Class B Interest Rate Cap Notional
                                 Balance ("the Class B Interest Rate Cap
                                 Payment") as described on the schedule herein.

Class B Interest Rate Cap
Payment Allocation:              The Class B Interest Rate Cap Payment shall be
                                 available to pay any Basis Risk Carry Forward
                                 Amount due to the Class B-1, Class B-2 and
                                 Class B-3 Certificates on a pro rata basis.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Allocation of Net Monthly
Excess Cashflow:                 For any Distribution Date, any Net Monthly
                                 Excess Cashflow shall be paid as follows:

                                 (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                                 (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                                 (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                                 (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                                 (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                                 (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                                 (vii) to the Class M-4 Certificates, the unpaid interest shortfall amount;

                                 (viii) to the Class M-4 Certificates, the allocated unreimbursed realized loss amount;

                                 (ix) to the Class M-5 Certificates, the unpaid interest shortfall amount;

                                 (x) to the Class M-5 Certificates, the allocated unreimbursed realized loss amount;

                                 (xi) to the Class M-6 Certificates, the unpaid interest shortfall amount;

                                 (xii) to the Class M-6 Certificates, the allocated unreimbursed realized loss amount;

                                 (xiii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                                 (xiv) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                                 (xv) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                                 (xvi) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                                 (xvii) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                                 (xviii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;

                                 (xix)      concurrently, any Group I Class A
                                            Basis Risk Carry Forward Amount to
                                            the Group I Class A Certificates,
                                            and any Group II Class A Basis Risk
                                            Carry Forward Amount to the Group II
                                            Class A Certificates; and

                                 (xx) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                            Certificates, in such order, any
                                            Basis Risk Carry Forward Amount for
                                            such classes; and

                                 (xxi)      in the event that a Class A-2a
                                            Accelerated Amortization Event is in
                                            effect, to the Class A-2a
                                            certificates as additional principal
                                            in the amount equal to the Class
                                            A-2a Accelerated Amortization Amount
                                            until their Class Certificate
                                            Balance has been reduced to zero.

Interest Remittance Amount:      For any Distribution Date, the portion of
                                 available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:    For any Distribution Date and each class of
                                 Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                 Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief
                                 Act or similar state law allocated to such class.

Principal Distribution Amount:   On any Distribution Date, the sum of (i) the
                                 Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution
Amount: On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:     For any Distribution Date is the amount of
                                 funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution
Amount: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over
                                 (y) the sum of interest payable on the
                                 Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:      For any Distribution Date, means the excess, if
                                 any of (i) the overcollateralization and (ii) the required overcollateralization for such
                                 Distribution Date.

Class A Principal Allocation
Percentage:                      For any Distribution Date, the percentage
                                 equivalent of a fraction, determined as
                                 follows: (i) in the case of the Group I Class A
                                 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                                 Mortgage Loans and the denominator of which is
                                 (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal Distribution
Amount: For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.

Class A-2a Accelerated
Amortization Event:              With respect to any Distribution Date beginning
                                 with the Distribution Date in February 2012, until the Class Certificate Balance of the Class A-2a Certificates has been reduced to zero, a Class A-2a Accelerated Amortization
                                 Event exists if the Class Certificate Balance of the Class A-2a Certificates exceeds a target amount for such Distribution Date, as set forth on the Class A-2a Target Balance Schedule attached hereto.

Class A-2a Accelerated
Amortization Amount:             With respect to any Distribution Date, the
                                 lesser of (a) the amount of funds remaining after making payments pursuant to clause (xxi) of the Allocation of Net Monthly Excess
                                 Cashflow described above and (b) the Class
                                 Certificate Balance of the Class A-2a
                                 certificates (after application of the related
                                 Principal Distribution Amount on that
                                 Distribution Date).

Class M-1 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 69.60% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.

Class M-2 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.70% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.

Class M-3 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.60% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class M-4 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 81.20% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.

Class M-5 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.20% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.

Class M-6 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.30% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-1 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class
                                 B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.40% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.

Class B-2 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.10% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-3 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date), (ix) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                                 Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.70% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,515,385.

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the
                                 Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:               It is anticipated that the Class A-1ss, A-1mz,
                                 A-2a, A-2b, A-2c, A-2mz, M-1, M-2 and M-3 will be SMMEA eligible.

Prospectus:                      The Class A-1mz, Class A-2a, Class A-2b, Class
                                 A-2c, Class A-2mz, Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, Class M-6, Class
                                 B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                                 (together, the "Prospectus"). Complete
                                 information with respect to the Offered
                                 Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
                                 Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

-------------------------------------------------------------------------------------------------------------------------
        PPC (%)                       50          60           75          100          125          150          175
-------------------------------------------------------------------------------------------------------------------------
 A-1mz  WAL (yrs)                    4.99        4.22         3.39         2.50         1.88         1.39         1.10
        First Payment Date        3/25/2005   3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2007
        Window                     1 - 172     1 - 147      1 - 118       1 - 88       1 - 69       1 - 55       1 - 34
-------------------------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                    1.90        1.60         1.29         0.97         0.77         0.63         0.53
        First Payment Date        3/25/2005   3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005
        Expected Final Maturity   3/25/2009   7/25/2008    11/25/2007   2/25/2007    9/25/2006    6/25/2006    3/25/2006
        Window                     1 - 49       1 - 41       1 - 33       1 - 24       1 - 19       1 - 16       1 - 13
-------------------------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                    6.26        5.25         4.20         2.99         2.16         1.75         1.46
        First Payment Date        3/25/2009   7/25/2008    11/25/2007   2/25/2007    9/25/2006    6/25/2006    3/25/2006
        Expected Final Maturity   7/25/2014   1/25/2013    6/25/2011    10/25/2009   12/25/2007   5/25/2007    1/25/2007
        Window                    49 - 113     41 - 95      33 - 76      24 - 56      19 - 34      16 - 27      13 - 23
-------------------------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                   12.77       10.86         8.72         6.47         4.86         3.16         2.31
        First Payment Date        7/25/2014   1/25/2013    6/25/2011    10/25/2009   12/25/2007   5/25/2007    1/25/2007
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2007
        Window                    113 - 172    95 - 147     76 - 118     56 - 88      34 - 69      27 - 55      23 - 34
-------------------------------------------------------------------------------------------------------------------------
 A-2mz  WAL (yrs)                    4.99        4.22         3.38         2.48         1.87         1.38         1.09
        First Payment Date        3/25/2005   3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2007
        Window                     1 - 172     1 - 147      1 - 118       1 - 88       1 - 69       1 - 55       1 - 34
-------------------------------------------------------------------------------------------------------------------------
  M-1   WAL                          9.53        8.07         6.47         5.00         4.53         4.58         3.70
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    7/25/2008    12/25/2008   9/25/2009    12/25/2007
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     41 - 88      46 - 69      55 - 55      34 - 46
-------------------------------------------------------------------------------------------------------------------------
  M-2   WAL                          9.53        8.07         6.47         4.97         4.38         4.41         3.83
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    6/25/2008    10/25/2008   4/25/2009    12/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     40 - 88      44 - 69      50 - 55      46 - 46
-------------------------------------------------------------------------------------------------------------------------
  M-3   WAL                          9.53        8.07         6.47         4.96         4.30         4.19         3.83
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    6/25/2008    9/25/2008    2/25/2009    12/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     40 - 88      43 - 69      48 - 55      46 - 46
-------------------------------------------------------------------------------------------------------------------------
  M-4   WAL                          9.53        8.07         6.47         4.94         4.24         4.02         3.82
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    5/25/2008    7/25/2008    10/25/2008   11/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     39 - 88      41 - 69      44 - 55      45 - 46
-------------------------------------------------------------------------------------------------------------------------
  M-5   WAL                          9.53        8.07         6.47         4.93         4.18         3.88         3.68
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    4/25/2008    6/25/2008    9/25/2008    8/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     38 - 88      40 - 69      43 - 55      42 - 46
-------------------------------------------------------------------------------------------------------------------------
  M-6   WAL                          9.53        8.07         6.47         4.91         4.15         3.80         3.55
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    4/25/2008    6/25/2008    8/25/2008    7/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     38 - 88      40 - 69      42 - 55      41 - 46
-------------------------------------------------------------------------------------------------------------------------
  B-1   WAL                          9.53        8.07         6.47         4.91         4.12         3.73         3.45
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    4/25/2008    5/25/2008    6/25/2008    5/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     38 - 88      39 - 69      40 - 55      39 - 46
-------------------------------------------------------------------------------------------------------------------------
  B-2   WAL                          9.53        8.07         6.47         4.91         4.11         3.69         3.37
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    3/25/2008    4/25/2008    6/25/2008    4/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     37 - 88      38 - 69      40 - 55      38 - 46
-------------------------------------------------------------------------------------------------------------------------
  B-3   WAL                          9.53        8.07         6.47         4.89         4.08         3.64         3.30
        First Payment Date        9/25/2009   12/25/2008   3/25/2008    3/25/2008    4/25/2008    5/25/2008    3/25/2008
        Expected Final Maturity   6/25/2019   5/25/2017    12/25/2014   6/25/2012    11/25/2010   9/25/2009    12/25/2008
        Window                    55 - 172     46 - 147     37 - 118     37 - 88      38 - 69      39 - 55      37 - 46
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

--------------------------------------------------------------------------------------------------------------------------
        PPC (%)                       50           60           75          100          125          150          175
--------------------------------------------------------------------------------------------------------------------------
 A-1mz  WAL (yrs)                    5.35         4.55         3.68         2.72         2.06         1.53         1.10
        First Payment Date        3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005
        Expected Final Maturity   12/25/2031   11/25/2029   5/25/2026    7/25/2021    2/25/2018    9/25/2015    12/25/2007
        Window                     1 - 322      1 - 297      1 - 255      1 - 197      1 - 156      1 - 127       1 - 34
--------------------------------------------------------------------------------------------------------------------------
  A-2a  WAL (yrs)                    1.90         1.60         1.29         0.97         0.77         0.63         0.53
        First Payment Date        3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005
        Expected Final Maturity   3/25/2009    7/25/2008    11/25/2007   2/25/2007    9/25/2006    6/25/2006    3/25/2006
        Window                      1 - 49       1 - 41       1 - 33       1 - 24       1 - 19       1 - 16       1 - 13
--------------------------------------------------------------------------------------------------------------------------
  A-2b  WAL (yrs)                    6.26         5.25         4.20         2.99         2.16         1.75         1.46
        First Payment Date        3/25/2009    7/25/2008    11/25/2007   2/25/2007    9/25/2006    6/25/2006    3/25/2006
        Expected Final Maturity   7/25/2014    1/25/2013    6/25/2011    10/25/2009   12/25/2007   5/25/2007    1/25/2007
        Window                     49 - 113     41 - 95      33 - 76      24 - 56      19 - 34      16 - 27      13 - 23
--------------------------------------------------------------------------------------------------------------------------
  A-2c  WAL (yrs)                   14.74        12.66        10.29         7.67         5.79         3.86         2.31
        First Payment Date        7/25/2014    1/25/2013    6/25/2011    10/25/2009   12/25/2007   5/25/2007    1/25/2007
        Expected Final Maturity   12/25/2031   10/25/2029   4/25/2026    5/25/2021    11/25/2017   6/25/2015    12/25/2007
        Window                    113 - 322     95 - 296     76 - 254     56 - 195     34 - 153     27 - 124     23 - 34
--------------------------------------------------------------------------------------------------------------------------
 A-2mz  WAL (yrs)                    5.34         4.54         3.67         2.70         2.03         1.50         1.09
        First Payment Date        3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005    3/25/2005
        Expected Final Maturity   12/25/2031   10/25/2029   4/25/2026    5/25/2021    11/25/2017   6/25/2015    12/25/2007
        Window                     1 - 322      1 - 296      1 - 254      1 - 195      1 - 153      1 - 124       1 - 34
--------------------------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                   10.39         8.85         7.16         5.53         4.93         5.25         6.13
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    7/25/2008    12/25/2008   9/25/2009    12/25/2007
        Expected Final Maturity   12/25/2028   4/25/2026    10/25/2022   7/25/2018    9/25/2015    9/25/2013    11/25/2013
        Window                     55 - 286     46 - 254     37 - 212     41 - 161     46 - 127     55 - 103     34 - 105
--------------------------------------------------------------------------------------------------------------------------
  M-2   WAL                         10.37         8.83         7.14         5.48         4.77         4.74         5.01
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    6/25/2008    10/25/2008   4/25/2009    8/25/2009
        Expected Final Maturity   4/25/2028    7/25/2025    2/25/2022    12/25/2017   3/25/2015    4/25/2013    11/25/2011
        Window                     55 - 278     46 - 245     37 - 204     40 - 154     44 - 121     50 - 98      54 - 81
--------------------------------------------------------------------------------------------------------------------------
  M-3   WAL                         10.35         8.81         7.12         5.45         4.69         4.51         4.51
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    6/25/2008    9/25/2008    2/25/2009    4/25/2009
        Expected Final Maturity   9/25/2027    12/25/2024   7/25/2021    7/25/2017    11/25/2014   1/25/2013    8/25/2011
        Window                     55 - 271     46 - 238     37 - 197     40 - 149     43 - 117     48 - 95      50 - 78
--------------------------------------------------------------------------------------------------------------------------
  M-4   WAL                         10.32         8.78         7.09         5.41         4.61         4.32         4.16
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    5/25/2008    7/25/2008    10/25/2008   11/25/2008
        Expected Final Maturity   3/25/2027    6/25/2024    2/25/2021    3/25/2017    8/25/2014    10/25/2012   6/25/2011
        Window                     55 - 265     46 - 232     37 - 192     39 - 145     41 - 114     44 - 92      45 - 76
--------------------------------------------------------------------------------------------------------------------------
  M-5   WAL                         10.28         8.73         7.05         5.37         4.52         4.16         3.91
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    4/25/2008    6/25/2008    9/25/2008    8/25/2008
        Expected Final Maturity   3/25/2026    7/25/2023    4/25/2020    7/25/2016    1/25/2014    5/25/2012    2/25/2011
        Window                     55 - 253     46 - 221     37 - 182     38 - 137     40 - 107     43 - 87      42 - 72
--------------------------------------------------------------------------------------------------------------------------
  M-6   WAL                         10.23         8.69         7.01         5.32         4.47         4.07         3.76
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    4/25/2008    6/25/2008    8/25/2008    7/25/2008
        Expected Final Maturity   6/25/2025    10/25/2022   8/25/2019    12/25/2015   8/25/2013    1/25/2012    10/25/2010
        Window                     55 - 244     46 - 212     37 - 174     38 - 130     40 - 102     42 - 83      41 - 68
--------------------------------------------------------------------------------------------------------------------------
  B-1   WAL                         10.16         8.62         6.95         5.27         4.40         3.97         3.64
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    4/25/2008    5/25/2008    6/25/2008    5/25/2008
        Expected Final Maturity   9/25/2024    2/25/2022    1/25/2019    7/25/2015    4/25/2013    9/25/2011    7/25/2010
        Window                     55 - 235     46 - 204     37 - 167     38 - 125     39 - 98      40 - 79      39 - 65
--------------------------------------------------------------------------------------------------------------------------
  B-2   WAL                         10.06         8.53         6.87         5.21         4.34         3.89         3.52
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    3/25/2008    4/25/2008    6/25/2008    4/25/2008
        Expected Final Maturity   6/25/2023    12/25/2020   1/25/2018    10/25/2014   9/25/2012    3/25/2011    2/25/2010
        Window                     55 - 220     46 - 190     37 - 155     37 - 116     38 - 91      40 - 73      38 - 60
--------------------------------------------------------------------------------------------------------------------------
  B-3   WAL                          9.90         8.38         6.75         5.10         4.23         3.78         3.41
        First Payment Date        9/25/2009    12/25/2008   3/25/2008    3/25/2008    4/25/2008    5/25/2008    3/25/2008
        Expected Final Maturity   8/25/2022    2/25/2020    4/25/2017    3/25/2014    3/25/2012    11/25/2010   11/25/2009
        Window                     55 - 210     46 - 180     37 - 146     37 - 109     38 - 85      39 - 69      37 - 57
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
         CPR (%)                          20              25              30
--------------------------------------------------------------------------------
 A-1mz   WAL (yrs)                       3.30            2.58            2.05
         First Payment Date            3/25/2005       3/25/2005       3/25/2005
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                         1 - 117         1 - 92          1 - 75
--------------------------------------------------------------------------------
  A-2a   WAL (yrs)                       1.22            0.97            0.79
         First Payment Date            3/25/2005       3/25/2005       3/25/2005
         Expected Final Maturity      10/25/2007       3/25/2007      11/25/2006
         Window                         1 - 32          1 - 25          1 - 21
--------------------------------------------------------------------------------
  A-2b   WAL (yrs)                       4.12            3.15            2.35
         First Payment Date           10/25/2007       3/25/2007      11/25/2006
         Expected Final Maturity       5/25/2011       1/25/2010       2/25/2009
         Window                         32 - 75         25 - 59         21 - 48
--------------------------------------------------------------------------------
  A-2c   WAL (yrs)                       8.63            6.80            5.54
         First Payment Date            5/25/2011       1/25/2010       2/25/2009
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        75 - 117         59 - 92         48 - 75
--------------------------------------------------------------------------------
 A-2mz   WAL (yrs)                       3.31            2.58            2.05
         First Payment Date            3/25/2005       3/25/2005       3/25/2005
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                         1 - 117         1 - 92          1 - 75
--------------------------------------------------------------------------------
  M-1    WAL (yrs)                       6.37            5.18            4.63
         First Payment Date            3/25/2008       7/25/2008      11/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         41 - 92         45 - 75
--------------------------------------------------------------------------------
  M-2    WAL                             6.37            5.15            4.53
         First Payment Date            3/25/2008       6/25/2008       9/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         40 - 92         43 - 75
--------------------------------------------------------------------------------
  M-3    WAL                             6.37            5.14            4.49
         First Payment Date            3/25/2008       5/25/2008       8/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         39 - 92         42 - 75
--------------------------------------------------------------------------------
  M-4    WAL                             6.37            5.13            4.44
         First Payment Date            3/25/2008       5/25/2008       7/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         39 - 92         41 - 75
--------------------------------------------------------------------------------
  M-5    WAL                             6.37            5.11            4.40
         First Payment Date            3/25/2008       4/25/2008       6/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         38 - 92         40 - 75
--------------------------------------------------------------------------------
  M-6    WAL                             6.37            5.11            4.38
         First Payment Date            3/25/2008       4/25/2008       5/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         38 - 92         39 - 75
--------------------------------------------------------------------------------
  B-1    WAL                             6.37            5.11            4.37
         First Payment Date            3/25/2008       4/25/2008       5/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         38 - 92         39 - 75
--------------------------------------------------------------------------------
  B-2    WAL                             6.37            5.10            4.34
         First Payment Date            3/25/2008       3/25/2008       4/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         37 - 92         38 - 75
--------------------------------------------------------------------------------
  B-3    WAL                             6.37            5.09            4.33
         First Payment Date            3/25/2008       3/25/2008       4/25/2008
         Expected Final Maturity      11/25/2014      10/25/2012       5/25/2011
         Window                        37 - 117         37 - 92         38 - 75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
        CPR (%)                           20              25              30
--------------------------------------------------------------------------------
 A-1mz  WAL (yrs)                        3.57            2.81            2.24
        First Payment Date             3/25/2005       3/25/2005       3/25/2005
        Expected Final Maturity       12/25/2025       2/25/2022       3/25/2019
        Window                          1 - 250         1 - 204         1 - 169
--------------------------------------------------------------------------------
 A-2a   WAL (yrs)                        1.22            0.97            0.79
        First Payment Date             3/25/2005       3/25/2005       3/25/2005
        Expected Final Maturity       10/25/2007       3/25/2007      11/25/2006
        Window                          1 - 32          1 - 25          1 - 21
--------------------------------------------------------------------------------
 A-2b   WAL (yrs)                        4.12            3.15            2.35
        First Payment Date            10/25/2007       3/25/2007      11/25/2006
        Expected Final Maturity        5/25/2011       1/25/2010       2/25/2009
        Window                          32 - 75         25 - 59         21 - 48
--------------------------------------------------------------------------------
 A-2c   WAL (yrs)                        10.20           8.10            6.62
        First Payment Date             5/25/2011       1/25/2010       2/25/2009
        Expected Final Maturity        2/25/2026       3/25/2022       4/25/2019
        Window                         75 - 252        59 - 205        48 - 170
--------------------------------------------------------------------------------
 A-2mz  WAL (yrs)                        3.59            2.82            2.24
        First Payment Date             3/25/2005       3/25/2005       3/25/2005
        Expected Final Maturity        2/25/2026       3/25/2022       4/25/2019
        Window                          1 - 252         1 - 205         1 - 170
--------------------------------------------------------------------------------
  M-1   WAL (yrs)                        7.04            5.73            5.09
        First Payment Date             3/25/2008       7/25/2008      11/25/2008
        Expected Final Maturity        8/25/2022       3/25/2019       9/25/2016
        Window                         37 - 210        41 - 169        45 - 139
--------------------------------------------------------------------------------
  M-2   WAL                              7.02            5.69            4.98
        First Payment Date             3/25/2008       6/25/2008       9/25/2008
        Expected Final Maturity       11/25/2021       8/25/2018       3/25/2016
        Window                         37 - 201        40 - 162        43 - 133
--------------------------------------------------------------------------------
  M-3   WAL                              7.00            5.66            4.92
        First Payment Date             3/25/2008       5/25/2008       8/25/2008
        Expected Final Maturity        5/25/2021       2/25/2018      10/25/2015
        Window                         37 - 195        39 - 156        42 - 128
--------------------------------------------------------------------------------
  M-4   WAL                              6.98            5.63            4.86
        First Payment Date             3/25/2008       5/25/2008       7/25/2008
        Expected Final Maturity       12/25/2020      10/25/2017       7/25/2015
        Window                         37 - 190        39 - 152        41 - 125
--------------------------------------------------------------------------------
  M-5   WAL                              6.94            5.58            4.79
        First Payment Date             3/25/2008       4/25/2008       6/25/2008
        Expected Final Maturity        2/25/2020       2/25/2017      12/25/2014
        Window                         37 - 180        38 - 144        40 - 118
--------------------------------------------------------------------------------
  M-6   WAL                              6.90            5.54            4.74
        First Payment Date             3/25/2008       4/25/2008       5/25/2008
        Expected Final Maturity        6/25/2019       7/25/2016       6/25/2014
        Window                         37 - 172        38 - 137        39 - 112
--------------------------------------------------------------------------------
  B-1   WAL                              6.84            5.49            4.69
        First Payment Date             3/25/2008       4/25/2008       5/25/2008
        Expected Final Maturity       11/25/2018       2/25/2016       2/25/2014
        Window                         37 - 165        38 - 132        39 - 108
--------------------------------------------------------------------------------
  B-2   WAL                              6.76            5.42            4.60
        First Payment Date             3/25/2008       3/25/2008       4/25/2008
        Expected Final Maturity       11/25/2017       4/25/2015       6/25/2013
        Window                         37 - 153        37 - 122        38 - 100
--------------------------------------------------------------------------------
  B-3   WAL                              6.64            5.32            4.52
        First Payment Date             3/25/2008       3/25/2008       4/25/2008
        Expected Final Maturity        3/25/2017       9/25/2014      12/25/2012
        Window                         37 - 145        37 - 115         38 - 94
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


     Period       A-1mz Cap (%)   A-2b Cap (%)   A-2c Cap (%)   A-2mz Cap (%)
-----------------------------------------------------------------------------

                   Actual/360      Actual/360     Actual/360     Actual/360

         0                   --             --             --              --
         1                10.71          10.75          10.75           10.75
         2                 9.93           9.98           9.98            9.98
         3                10.25          10.30          10.30           10.30
         4                10.03          10.08          10.08           10.09
         5                10.26          10.32          10.32           10.32
         6                10.04          10.09          10.09           10.10
         7                10.05          10.10          10.10           10.11
         8                10.28          10.33          10.33           10.34
         9                10.06          10.11          10.11           10.12
         10               10.30          10.34          10.35           10.36
         11               10.08          10.12          10.12           10.14
         12               10.09          10.03          10.03           10.04
         13               10.74          10.78          10.78           10.80
         14               10.00          10.04          10.05           10.06
         15               10.25          10.28          10.29           10.30
         16               10.02          10.06          10.06           10.08
         17               10.26          10.30          10.30           10.32
         18               10.04          10.08          10.08           10.10
         19               10.05          10.09          10.09           10.11
         20               10.29          10.33          10.33           10.35
         21               10.07          10.11          10.11           10.13
         22               10.31          10.27          10.27           10.29
         23               10.05          10.02          10.02           10.03
         24               10.06          10.03          10.03           10.04
         25               10.93          10.91          10.91           10.91
         26               10.09          10.07          10.07           10.07
         27               10.39          10.36          10.36           10.36
         28               10.01          10.01          10.01           10.01
         29               10.35          10.35          10.35           10.35
         30               10.08          10.08          10.08           10.08
         31               10.12          10.11          10.11           10.11
         32               10.46          10.46          10.46           10.46
         33               10.20          10.19          10.19           10.19
         34               10.84          10.90          10.90           10.90
         35               10.54          10.61          10.61           10.61
         36               10.60          10.66          10.66           10.66
         37               53.76          53.83          53.83           53.83
         38               13.79          13.85          13.85           13.85
         39               14.13          14.19          14.19           14.19
         40               14.61          14.69          14.69           14.69
         41               14.97          15.05          15.05           15.05
         42               14.37          14.45          14.45           14.45
         43               14.26          14.34          14.34           14.34

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


     Period       A-1mz Cap (%)   A-2b Cap (%)   A-2c Cap (%)   A-2mz Cap (%)
-----------------------------------------------------------------------------

                   Actual/360      Actual/360     Actual/360     Actual/360


         44               14.69          14.77          14.77           14.77
         45               14.22          14.29          14.29           14.29
         46               15.42          15.51          15.51           15.51
         47               14.92          15.01          15.01           15.01
         48               14.91          15.00          15.00           15.00
         49               16.50          16.60          16.60           16.60
         50               14.90          14.98          14.98           14.98
         51               15.39          15.48          15.48           15.48
         52               14.94          15.02          15.02           15.02
         53               15.43          15.52          15.52           15.52
         54               14.93          15.01          15.01           15.01
         55               14.92          15.00          15.00           15.00
         56               15.41          15.50          15.50           15.50
         57               14.91          14.99          14.99           14.99
         58               15.43             --          15.52           15.52
         59               14.93             --          15.01           15.01
         60               14.92             --          15.01           15.01
         61               16.51             --          16.61           16.61
         62               14.91             --          14.99           14.99
         63               15.40             --          15.48           15.48
         64               14.89             --          14.98           14.98
         65               15.38             --          15.47           15.47
         66               14.88             --          14.96           14.96
         67               14.87             --          14.96           14.96
         68               15.36             --          15.45           15.45
         69               14.86             --          14.94           14.94
         70               15.35             --          15.43           15.43
         71               14.84             --          14.93           14.93
         72               14.84             --          14.92           14.92
         73               16.42             --          16.51           16.51
         74               14.82             --          14.91           14.91
         75               15.31             --          15.40           15.40
         76               14.81             --          14.89           14.89
         77               15.30             --          15.38           15.38
         78               14.80             --          14.88           14.88
         79               14.79             --          14.87           14.87
         80               15.28             --          15.36           15.36
         81               14.78             --          14.86           14.86
         82               15.26             --          15.35           15.35
         83               14.76             --          14.85           14.85
         84               14.76             --          14.84           14.84
         85               15.77             --          15.86           15.86
         86               14.74             --          14.83           14.83
         87               15.23             --          15.32           15.32
         88               14.73             --          14.81           14.81


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


     Period       A-1mz Cap (%)   A-2b Cap (%)   A-2c Cap (%)   A-2mz Cap (%)
-----------------------------------------------------------------------------

                   Actual/360      Actual/360     Actual/360     Actual/360

         89               15.21             --          15.30           15.30
         90               14.72             --          14.80           14.80
         91               14.71             --          14.80           14.80
         92               15.20             --          15.28           15.28
         93               14.70             --          14.78           14.78
         94               15.18             --          15.27           15.27
         95               14.69             --          14.77           14.77
         96               14.68             --          14.76           14.76
         97               16.05             --          16.14           16.14
         98               11.65             --          11.73           11.73
         99               12.06             --          12.15           12.15
        100               11.69             --          11.78           11.78
        101               12.11             --          12.19           12.19
        102               11.74             --          11.82           11.82
        103               11.77             --          11.85           11.85
        104               12.18             --          12.27           12.27
        105               11.82             --          11.90           11.90
        106               12.24             --          12.33           12.33
        107               11.87             --          11.96           11.96
        108               11.90             --          11.98           11.98
        109               13.21             --          13.30           13.30
        110               11.96             --          12.05           12.05
        111               12.39             --          12.48           12.48
        112               12.03             --          12.11           12.11
        113               12.46             --          12.55           12.55
        114               12.10             --          12.18           12.18
        115               12.13             --          12.21           12.21
        116               12.58             --          12.66           12.66
        117               12.21             --          12.29           12.29
        118               12.66             --          12.74           12.74
        119               12.29             --          12.37           12.37
        120               12.33             --          12.41           12.41
        121               13.70             --          13.79           13.79
        122               12.42             --          12.50           12.50
        123               12.88             --          12.97           12.97
        124               12.51             --          12.60           12.60
        125               12.98             --          13.07           13.07
        126               12.61             --          12.70           12.70
        127               12.67             --          12.75           12.75
        128               13.15             --          13.23           13.23
        129               12.78             --          12.86           12.86
        130               13.26             --          13.35           13.35
        131               12.89             --          12.97           12.97
        132               12.95             --          13.03           13.03
        133               13.92             --          14.00           14.00


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

     Period       A-1mz Cap (%)   A-2b Cap (%)   A-2c Cap (%)   A-2mz Cap (%)
-----------------------------------------------------------------------------

                   Actual/360      Actual/360     Actual/360     Actual/360


        134               13.08             --          13.16           13.16
        135               13.59             --          13.67           13.67
        136               13.22             --          13.30           13.30
        137               13.73             --          13.81           13.81
        138               13.36             --          13.44           13.44
        139               13.44             --          13.51           13.51
        140               13.96             --          14.04           14.04
        141               13.59             --          13.67           13.67
        142               14.13             --          14.21           14.21
        143               13.76             --          13.84           13.84
        144               13.85             --          13.92           13.92
        145               15.43             --          15.51           15.51
        146               14.03             --          14.11           14.11
        147               14.59             --          14.67           14.67
        148               14.22             --          14.30           14.30
        149               14.80             --          14.88           14.88
        150               14.42             --          14.50           14.50
        151               14.53             --          14.61           14.61
        152               15.13             --          15.21           15.21
        153               14.75             --          14.83           14.83
        154               15.37             --          15.44           15.44
        155               14.99             --          15.07           15.07
        156               15.11             --          15.19           15.19
        157               16.87             --          16.96           16.96
        158               15.37             --          15.45           15.45
        159               16.02             --          16.10           16.10
        160               15.65             --          15.72           15.72
        161               16.32             --          16.39           16.39
        162               15.94             --          16.01           16.01
        163               16.09             --          16.16           16.16
        164               16.85             --          16.93           16.93
        165               16.58             --          16.65           16.65
        166               17.42             --          17.50           17.50
        167               17.17             --          17.24           17.24
        168               17.49             --          17.56           17.56
        169               19.75             --          19.83           19.83
        170               18.22             --          18.29           18.29
        171               19.24             --          19.31           19.31
        172               19.05             --          19.12           19.12
        173               20.17             --          20.25           20.25
        174               20.03             --          20.10           20.10
        175               20.59             --          20.66           20.66
        176               21.90             --          21.97           21.97
        177               21.85             --          21.92           21.92
        178               23.32             --          23.39           23.39


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

     Period       A-1mz Cap (%)   A-2b Cap (%)   A-2c Cap (%)   A-2mz Cap (%)
-----------------------------------------------------------------------------

                   Actual/360      Actual/360     Actual/360     Actual/360


        179               23.35             --          23.42           23.42
        180               24.21             --          24.28           24.28
        181               26.90             --          26.97           26.97
        182               26.23             --          26.30           26.30
        183               28.34             --          28.41           28.41
        184               28.78             --          28.85           28.85
        185               31.33             --          31.40           31.40
        186               32.09             --          32.16           32.16
        187               34.15             --          34.22           34.22
        188               37.78             --          37.85           37.85
        189               39.43             --          39.50           39.50
        190               44.34             --          44.40           44.40
        191               47.19             --          47.25           47.25
        192               52.59             --          52.66           52.66
        193               66.03             --          66.10           66.10
        194               69.18             --          69.25           69.25
        195               85.61             --          85.68           85.68
        196              104.03             --         104.10          104.10
        197              145.95             --         146.02          146.02
        198              223.69             --             --              --
        199                 *               --             --              --
        200                  --             --             --              --

*In Period 199, the Class A-1mz Certificates have a balance of approximately $16,456 and are paid approximately $16,861 in interest.





(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period    M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
 --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------  ----------- ------------
            Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360


      0              --           --           --           --           --           --           --           --           --
      1            9.91         9.91         9.91         9.91         9.91         9.91         9.91         9.91         9.91
      2            9.23         9.23         9.23         9.23         9.23         9.23         9.23         9.23         9.23
      3            9.47         9.47         9.47         9.47         9.47         9.47         9.47         9.47         9.47
      4            9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25
      5            9.47         9.47         9.47         9.47         9.47         9.47         9.47         9.47         9.47
      6            9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25
      7            9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25
      8            9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46
      9            9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25
     10            9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46
     11            9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25
     12            9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
     13            9.94         9.94         9.94         9.94         9.94         9.94         9.94         9.94         9.94
     14            9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
     15            9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46
     16            9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
     17            9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46
     18            9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
     19            9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
     20            9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46
     21            9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
     22            9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73
     23            9.49         9.49         9.49         9.49         9.49         9.49         9.49         9.49         9.49
     24            9.48         9.48         9.48         9.48         9.48         9.48         9.48         9.48         9.48
     25           10.28        10.28        10.28        10.28        10.28        10.28        10.28        10.28        10.28
     26            9.48         9.48         9.48         9.48         9.48         9.48         9.48         9.48         9.48
     27            9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73         9.73
     28            9.76         9.76         9.76         9.76         9.76         9.76         9.76         9.76         9.76
     29           10.04        10.04        10.04        10.04        10.04        10.04        10.04        10.04        10.04
     30            9.76         9.76         9.76         9.76         9.76         9.76         9.76         9.76         9.76
     31            9.76         9.76         9.76         9.76         9.76         9.76         9.76         9.76         9.76
     32           10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03
     33            9.75         9.75         9.75         9.75         9.75         9.75         9.75         9.75         9.75
     34           10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34
     35           10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02
     36           10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02        10.02
     37           10.66        10.66        10.66        10.66        10.66        10.66        10.66        10.66        10.66
     38           10.01        10.01        10.01        10.01        10.01        10.01        10.01        10.01        10.01
     39           10.32        10.32        10.32        10.32        10.32        10.32        10.32        10.32        10.32
     40           10.27        10.27        10.27        10.27        10.27        10.27        10.27        10.27        10.27
     41           10.61        10.61        10.61        10.61        10.61        10.61        10.61        10.61        10.61
     42           10.26        10.26        10.26        10.26        10.26        10.26        10.26        10.26        10.26
     43           10.26        10.26        10.26        10.26        10.26        10.26        10.26        10.26        10.26
     44           10.59        10.59        10.59        10.59        10.59        10.59        10.59        10.59        10.59


--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period    M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
 --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------  ----------- ------------
            Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360


     45           10.25        10.25        10.25        10.25        10.25        10.25        10.25        10.25        10.25
     46           11.27        11.27        11.27        11.27        11.27        11.27        11.27        11.27        11.27
     47           10.90        10.90        10.90        10.90        10.90        10.90        10.90        10.90        10.90
     48           10.89        10.89        10.89        10.89        10.89        10.89        10.89        10.89        10.89
     49           12.05        12.05        12.05        12.05        12.05        12.05        12.05        12.05        12.05
     50           10.88        10.88        10.88        10.88        10.88        10.88        10.88        10.88        10.88
     51           11.24        11.24        11.24        11.24        11.24        11.24        11.24        11.24        11.24
     52           10.91        10.91        10.91        10.91        10.91        10.91        10.91        10.91        10.91
     53           11.27        11.27        11.27        11.27        11.27        11.27        11.27        11.27        11.27
     54           10.90        10.90        10.90        10.90        10.90        10.90        10.90        10.90        10.90
     55           10.89        10.89        10.89        10.89        10.89        10.89        10.89        10.89        10.89
     56           11.25        11.25        11.25        11.25        11.25        11.25        11.25        11.25        11.25
     57           10.88        10.88        10.88        10.88        10.88        10.88        10.88        10.88        10.88
     58           11.27        11.27        11.27        11.27        11.27        11.27        11.27        11.27        11.27
     59           10.90        10.90        10.90        10.90        10.90        10.90        10.90        10.90        10.90
     60           10.89        10.89        10.89        10.89        10.89        10.89        10.89        10.89        10.89
     61           12.05        12.05        12.05        12.05        12.05        12.05        12.05        12.05        12.05
     62           10.88        10.88        10.88        10.88        10.88        10.88        10.88        10.88        10.88
     63           11.24        11.24        11.24        11.24        11.24        11.24        11.24        11.24        11.24
     64           10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87
     65           11.22        11.22        11.22        11.22        11.22        11.22        11.22        11.22        11.22
     66           10.85        10.85        10.85        10.85        10.85        10.85        10.85        10.85        10.85
     67           10.85        10.85        10.85        10.85        10.85        10.85        10.85        10.85        10.85
     68           11.20        11.20        11.20        11.20        11.20        11.20        11.20        11.20        11.20
     69           10.83        10.83        10.83        10.83        10.83        10.83        10.83        10.83        10.83
     70           11.19        11.19        11.19        11.19        11.19        11.19        11.19        11.19        11.19
     71           10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82
     72           10.81        10.81        10.81        10.81        10.81        10.81        10.81        10.81        10.81
     73           11.96        11.96        11.96        11.96        11.96        11.96        11.96        11.96        11.96
     74           10.80        10.80        10.80        10.80        10.80        10.80        10.80        10.80        10.80
     75           11.15        11.15        11.15        11.15        11.15        11.15        11.15        11.15        11.15
     76           10.79        10.79        10.79        10.79        10.79        10.79        10.79        10.79        10.79
     77           11.14        11.14        11.14        11.14        11.14        11.14        11.14        11.14        11.14
     78           10.77        10.77        10.77        10.77        10.77        10.77        10.77        10.77        10.77
     79           10.77        10.77        10.77        10.77        10.77        10.77        10.77        10.77        10.77
     80           11.12        11.12        11.12        11.12        11.12        11.12        11.12        11.12        11.12
     81           10.75        10.75        10.75        10.75        10.75        10.75        10.75        10.75        10.75
     82           11.11        11.11        11.11        11.11        11.11        11.11        11.11        11.11        11.11
     83           10.74        10.74        10.74        10.74        10.74        10.74        10.74        10.74        10.74
     84           10.73        10.73        10.73        10.73        10.73        10.73        10.73        10.73        10.73
     85           11.47        11.47        11.47        11.47        11.47        11.47        11.47        11.47        11.47
     86           10.72        10.72        10.72        10.72        10.72        10.72        10.72        10.72        10.72
     87           11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07        11.07
     88           10.71        10.71        10.71        10.71        10.71        10.71        10.71        10.71        10.71
     89           11.06        11.06        11.06        11.06        11.06        11.06        11.06        11.06        11.06


--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period    M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
 --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------  ----------- ------------
            Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360


     90           10.69        10.69        10.69        10.69        10.69        10.69        10.69        10.69        10.69
     91           10.69        10.69        10.69        10.69        10.69        10.69        10.69        10.69        10.69
     92           11.04        11.04        11.04        11.04        11.04        11.04        11.04        11.04        11.04
     93           10.67        10.67        10.67        10.67        10.67        10.67        10.67        10.67        10.67
     94           11.02        11.02        11.02        11.02        11.02        11.02        11.02        11.02        11.02
     95           10.66        10.66        10.66        10.66        10.66        10.66        10.66        10.66        10.66
     96           10.66        10.66        10.66        10.66        10.66        10.66        10.66        10.66        10.66
     97           11.79        11.79        11.79        11.79        11.79        11.79        11.79        11.79        11.79
     98           10.64        10.64        10.64        10.64        10.64        10.64        10.64        10.64        10.64
     99           10.99        10.99        10.99        10.99        10.99        10.99        10.99        10.99        10.99
     100          10.63        10.63        10.63        10.63        10.63        10.63        10.63        10.63        10.63
     101          10.98        10.98        10.98        10.98        10.98        10.98        10.98        10.98        10.98
     102          10.62        10.62        10.62        10.62        10.62        10.62        10.62        10.62        10.62
     103          10.61        10.61        10.61        10.61        10.61        10.61        10.61        10.61        10.61
     104          10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96
     105          10.60        10.60        10.60        10.60        10.60        10.60        10.60        10.60        10.60
     106          10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
     107          10.58        10.58        10.58        10.58        10.58        10.58        10.58        10.58        10.58
     108          10.58        10.58        10.58        10.58        10.58        10.58        10.58        10.58        10.58
     109          11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70        11.70
     110          10.57        10.57        10.57        10.57        10.57        10.57        10.57        10.57        10.57
     111          10.91        10.91        10.91        10.91        10.91        10.91        10.91        10.91           --
     112          10.55        10.55        10.55        10.55        10.55        10.55        10.55        10.55           --
     113          10.90        10.90        10.90        10.90        10.90        10.90        10.90        10.90           --
     114          10.54        10.54        10.54        10.54        10.54        10.54        10.54        10.54           --
     115          10.53        10.53        10.53        10.53        10.53        10.53        10.53        10.53           --
     116          10.88        10.88        10.88        10.88        10.88        10.88        10.88        10.88           --
     117          10.52        10.52        10.52        10.52        10.52        10.52        10.52        10.52           --
     118          10.87        10.87        10.87        10.87        10.87        10.87        10.87           --           --
     119          10.51        10.51        10.51        10.51        10.51        10.51        10.51           --           --
     120          10.50        10.50        10.50        10.50        10.50        10.50        10.50           --           --
     121          11.62        11.62        11.62        11.62        11.62        11.62        11.62           --           --
     122          10.49        10.49        10.49        10.49        10.49        10.49        10.49           --           --
     123          10.83        10.83        10.83        10.83        10.83        10.83        10.83           --           --
     124          10.48        10.48        10.48        10.48        10.48        10.48        10.48           --           --
     125          10.82        10.82        10.82        10.82        10.82        10.82        10.82           --           --
     126          10.47        10.47        10.47        10.47        10.47        10.47        10.47           --           --
     127          10.46        10.46        10.46        10.46        10.46        10.46        10.46           --           --
     128          10.80        10.80        10.80        10.80        10.80        10.80           --           --           --
     129          10.45        10.45        10.45        10.45        10.45        10.45           --           --           --
     130          10.79        10.79        10.79        10.79        10.79        10.79           --           --           --
     131          10.44        10.44        10.44        10.44        10.44        10.44           --           --           --
     132          10.43        10.43        10.43        10.43        10.43        10.43           --           --           --
     133          11.14        11.14        11.14        11.14        11.14           --           --           --           --
     134          10.42        10.42        10.42        10.42        10.42           --           --           --           --

--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                   Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period    M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
 --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------  ----------- ------------
            Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360


     135          10.76        10.76        10.76        10.76        10.76           --           --           --           --
     136          10.41        10.41        10.41        10.41        10.41           --           --           --           --
     137          10.75        10.75        10.75        10.75        10.75           --           --           --           --
     138          10.40        10.40        10.40        10.40        10.40           --           --           --           --
     139          10.39        10.39        10.39        10.39           --           --           --           --           --
     140          10.73        10.73        10.73        10.73           --           --           --           --           --
     141          10.38        10.38        10.38        10.38           --           --           --           --           --
     142          10.72        10.72        10.72        10.72           --           --           --           --           --
     143          10.37        10.37        10.37        10.37           --           --           --           --           --
     144          10.36        10.36        10.36        10.36           --           --           --           --           --
     145          11.47        11.47        11.47        11.47           --           --           --           --           --
     146          10.35        10.35        10.35        10.35           --           --           --           --           --
     147          10.69        10.69        10.69           --           --           --           --           --           --
     148          10.34        10.34        10.34           --           --           --           --           --           --
     149          10.68        10.68        10.68           --           --           --           --           --           --
     150          10.33        10.33        10.33           --           --           --           --           --           --
     151          10.32        10.32        10.32           --           --           --           --           --           --
     152          10.66        10.66           --           --           --           --           --           --           --
     153          10.31        10.31           --           --           --           --           --           --           --
     154          10.65        10.65           --           --           --           --           --           --           --
     155          10.30        10.30           --           --           --           --           --           --           --
     156          10.30        10.30           --           --           --           --           --           --           --
     157          11.40           --           --           --           --           --           --           --           --
     158          10.29           --           --           --           --           --           --           --           --
     159          10.62           --           --           --           --           --           --           --           --
     160          10.28           --           --           --           --           --           --           --           --
     161          10.61           --           --           --           --           --           --           --           --
     162          10.27           --           --           --           --           --           --           --           --
     163          10.26           --           --           --           --           --           --           --           --
     164             --           --           --           --           --           --           --           --           --

--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Senior Interest Rate Cap Schedules

                    Group I Class A Cap                  Class A-2b, A-2c and A-2mz Cap
           -------------------------------------      ------------------------------------
 Period      Balance ($)     Strike %  Ceiling %        Balance ($)    Strike %  Ceiling %
    1      485,457,000.00     6.45       9.60         376,556,000.00     6.55      9.75
    2      472,234,575.27     6.45       9.60         374,091,597.36     6.55      9.75
    3      459,164,802.44     6.45       9.60         371,658,935.56     6.55      9.75
    4      446,241,120.67     6.45       9.60         369,256,734.41     6.55      9.75
    5      433,457,788.48     6.45       9.60         366,883,857.62     6.55      9.75
    6      420,809,887.08     6.45       9.60         364,539,313.47     6.55      9.75
    7      408,293,307.56     6.45       9.60         362,222,252.59     6.55      9.75
    8      395,904,735.03     6.45       9.60         359,931,965.12     6.55      9.75
    9      383,641,629.60     6.45       9.60         357,667,877.44     6.55      9.75
   10      371,502,204.38     6.45       9.60         355,429,548.30     6.55      9.75
   11      359,485,400.27     6.45       9.60         353,216,664.49     6.55      9.75
   12      347,590,857.84     6.45       9.60         351,029,035.95     6.65      9.75
   13      335,818,886.11     6.55       9.60         348,866,737.56     6.65      9.75
   14      324,170,428.57     6.55       9.60         346,730,557.42     6.65      9.75
   15      312,826,805.51     6.55       9.60         344,650,273.35     6.65      9.75
   16      301,780,027.71     6.55       9.60         342,624,563.17     6.65      9.75
   17      291,022,315.93     6.55       9.60         340,651,992.89     6.65      9.75
   18      280,546,095.35     6.55       9.60         338,731,166.26     6.65      9.75
   19      270,343,990.23     6.55       9.60         336,860,723.84     6.65      9.75
   20      260,408,818.60     6.55       9.60         335,039,342.01     6.65      9.75
   21      250,733,587.19     6.55       9.60         333,265,732.01     6.65      9.75
   22      241,311,486.45     7.60       9.60         331,538,625.64     7.80      9.75
   23      232,144,794.89     7.60       9.60         329,856,887.12     7.80      9.75
   24      223,217,585.37     7.60       9.60         328,219,226.79     7.80      9.75
   25      214,523,595.54     7.60       9.60         326,461,375.56     7.80      9.75
   26      206,056,727.22     7.60       9.60         313,520,224.70     7.80      9.75
   27      197,811,042.12     7.60       9.60         300,918,232.61     7.80      9.75
   28      189,780,757.59     8.75       9.60         288,646,502.48     8.95      9.75
   29      181,961,494.63     8.75       9.60         276,698,750.70     8.95      9.75
   30      174,346,452.82     8.75       9.60         265,064,039.56     8.95      9.75
   31      166,930,294.89     8.75       9.60         253,734,160.48     8.95      9.75
   32      159,707,823.38     8.75       9.60         242,701,120.65     8.95      9.75
   33      152,673,976.99     8.75       9.60         231,957,137.33     8.95      9.75
   34           --             --         --                --            --        --


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Subordinate Interest Rate Cap Schedules

                        Class M Cap                                 Class B Cap
           -------------------------------------       ------------------------------------
 Period      Balance ($)     Strike %  Ceiling %        Balance ($)     Strike %  Ceiling %
    1      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    2      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    3      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    4      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    5      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    6      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    7      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    8      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
    9      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   10      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   11      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   12      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   13      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   14      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   15      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   16      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   17      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   18      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   19      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   20      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   21      172,103,000.00      5.90       8.65         55,614,000.00      5.00      7.75
   22      172,103,000.00      6.85       8.90         55,614,000.00      5.95      8.00
   23      172,103,000.00      6.85       8.90         55,614,000.00      5.95      8.00
   24      172,103,000.00      6.85       8.90         55,614,000.00      5.95      8.00
   25      172,103,000.00      6.85       8.90         55,614,000.00      5.95      8.00
   26      172,103,000.00      6.85       8.90         55,614,000.00      5.95      8.00
   27      172,103,000.00      6.85       8.90         55,614,000.00      5.95      8.00
   28      172,103,000.00      7.75       9.15         55,614,000.00      6.85      8.25
   29      172,103,000.00      7.75       9.15         55,614,000.00      6.85      8.25
   30      172,103,000.00      7.75       9.15         55,614,000.00      6.85      8.25
   31      172,103,000.00      7.75       9.15         55,614,000.00      6.85      8.25
   32      172,103,000.00      7.75       9.15         55,614,000.00      6.85      8.25
   33      172,103,000.00      7.75       9.15         55,614,000.00      6.85      8.25
   34      172,103,000.00      8.70       9.40         55,614,000.00      7.80      8.50
   35      172,103,000.00      8.70       9.40         55,614,000.00      7.80      8.50
   36      172,103,000.00      8.70       9.40         55,614,000.00      7.80      8.50
   37      172,103,000.00      8.70       9.40         55,614,000.00      7.80      8.50
   38      172,103,000.00      8.70       9.40         51,004,532.39      7.80      8.50
   39      167,282,963.27      8.70       9.40         41,615,951.52      7.80      8.50
   40           --               --        --                --            --        --


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Class A-2a Target Balance Schedule
--------------------------------------------------------------------------------

         Distribution Date Month                     Target Balance ($)
         -----------------------                     ------------------
              February 2012                                       $39,664,091.98
               March 2012                                         $36,485,927.86
               April 2012                                         $33,324,820.04
                May 2012                                          $30,180,665.44
                June 2012                                         $27,053,361.50
                July 2012                                         $23,942,806.28
               August 2012                                        $20,848,898.40
             September 2012                                       $17,771,537.05
              October 2012                                        $14,710,621.97
              November 2012                                       $11,666,053.49
              December 2012                                        $8,637,732.48
              January 2013                                         $5,625,560.37
              February 2013                                        $2,629,439.15
        March 2013 and thereafter                                              -
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------